EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Peter J. Bradford, President and Chief Executive Officer of Golden Star Resources Ltd., certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2005 of Golden Star Resources Ltd. that:

(1) The Quarterly  Report on Form 10-Q fully complies with the  requirements  of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained and incorporated by reference in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Golden Star Resources Ltd.


/s/ Peter J. Bradford
---------------------
    Peter J. Bradford
     President and Chief Executive Officer
     November 2, 2005


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